Registration
                                                  Number 333-69273

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                         FREEDOM SECURITIES CORPORATION
               (Exact name of issuer as specified in its charter)

           Delaware                                   04-3335712
(State of Incorporation)                  (IRS Employer Identification Number)

                       One Beacon Street, Boston, MA 02108
                    (Address of Principal Executive Offices)

                                 (617) 725-2000
              (Registrant's telephone number, including area code)

                        1998 Employee Stock Purchase Plan
                            (Full title of the Plan)

                              James Westra, Esquire
                           Hutchins, Wheeler & Dittmar
                           A Professional Corporation
                               101 Federal Street
                           Boston, Massachusetts 02110
                                 (617) 951-6600
            (Name, address and telephone number of agent for service)


        This amendment is being filed solely to amend Exhibit 4 to the Registration Statement on Form S-8 originally filed by the registrant on December 18, 1998. Exhibit 4.1 filed herewith shall replace in its entirety
Exhibit 4 previously filed and referenced herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the undersigned, thereunto duly authorized, in Boston, Massachusetts on December 23, 1998.

                                       FREEDOM SECURITIES CORPORATION


                                       By /s/ John H. Goldsmith
                                       John H. Goldsmith
                                       Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed by the following persons in the capacities and on the dates indicated.


    Signature                                      Title                                             Date

/s/John H. Goldsmith                               Director, Chairman                         December 23, 1998
John H. Goldsmith                                  and Chief Executive Officer
                                                   (principal executive officer)


/s/William C. Dennis, Jr.                          Chief Financial Officer                    December 23, 1998
William C. Dennis, Jr.                             (principal financial and
                                                   accounting officer)

/s/David V. Harkins                                Director                                   December 23, 1998
David V. Harkins

/s/C. Hunter Boll                                  Director                                   December 23, 1998
C. Hunter Boll

/s/Thomas M. Hagerty                               Director                                   December 23, 1998
Thomas M. Hagerty

/s/Seth W. Lawry                                   Director                                   December 23, 1998
Seth W. Lawry

/s/Winston J. Churchill                            Director                                   December 23, 1998
Winston J. Churchill

/s/John F. Luikart                                 Director                                   December 23, 1998
John F. Luikart


                                                             S-1



/s/David P. Prokupek                               Director                                   December 23, 1998
David P. Prokupek

/s/Hugh R. Harris                                  Director                                   December 23, 1998
Hugh R. Harris


HWD:  379082-1